UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

1500 County Road B2 West, Suite 400, St.Paul, Minnesota	55113
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (651) 636-7920

Item 7.    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.

Item 9.    Regulation FD Events

On August 13, 2002, each of the Principal Executive Officer, Randall J. Hogan, and Principal Financial Officer, David D. Harrison, of Pentair, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form required by such Order.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 13, 2002.

PENTAIR, INC.
Registrant

By	/s/ DAVID D. HARRISON

David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)

Exhibit Index

Exhibit	Description
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.